SUPPLEMENT DATED APRIL  29, 2024
to

PROSPECTUS DATED APRIL 29, 2011
FOR MASTERS ACCESS

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
FOR MASTERS IV AND MASTERS VII

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding an investment option that is available under your Contract.

After the close of business on April 26, 2024, the Invesco V.I. Conservative Balanced Fund was merged into the Invesco V.I. Equity and Income Fund. The Invesco V.I. Conservative Balanced Fund is no longer available for investment and any references to that Fund are hereby deleted from the prospectus.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE